UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2009

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On April 6, 2009, the Board of Directors (the “Board”) of Jarden Corporation (the “Company”) approved the early termination of the Rights Agreement, dated as of November 19, 2008 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (as successor rights agent to National City Bank) (the “Rights Agent”). The Rights Agreement is described in the Company’s Current Report on Form 8-K filed on November 21, 2008, which is incorporated by reference herein.

In accordance with the Board’s approval, the Company and the Rights Agent entered into a First Amendment to Rights Agreement, dated as of November 17, 2009 (the “Amendment”), which changes the final expiration date of the rights issued pursuant to the Rights Agreement (the “Rights”) from November 19, 2011 to November 18, 2009. Accordingly, the Rights expired at the close of business on November 18, 2009 and the Rights Agreement has been terminated and is of no further force and effect. The Rights will be de-listed from the New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended.

The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Amendment. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference as though fully set forth herein.

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth in each of Item 1.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the termination of the Rights Agreement, on November 19, 2009, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware to eliminate all references in the Company’s Restated Certificate of Incorporation, as amended, to its Series D Junior Participating Preferred Stock (“Series D Preferred Stock”). No shares of the Company’s Series D Preferred Stock were issued and outstanding on the date that the Board of Directors approved the elimination of the Company’s Series D Preferred Stock or on the date that the Company filed the Certificate of Elimination.

A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of the Series D Junior Participating Preferred Stock of Jarden Corporation.

4.1	First Amendment to Rights Agreement, dated as of November 17, 2009, between Jarden Corporation and Computershare Trust Company, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2009

JARDEN CORPORATION

By:	/S/ JOHN E. CAPPS
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

3.1	Certificate of Elimination of the Series D Junior Participating Preferred Stock of Jarden Corporation.

4.1	First Amendment to Rights Agreement, dated as of November 17, 2009, between Jarden Corporation and Computershare Trust Company, N.A.